EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:		29-Sep-14

	Federal Tax I.D. #		52-2107911

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1a	x
Bank Account Information	MOR-1b	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John R. Castellano		October 31, 2014
Signature of Authorized Individual*		Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	29-Sep-14

		Federal Tax I.D. #	52-2107911

Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtor:

Debtor	Case Number
USEC Inc.	14-10475 (CSS)

Notes to MOR-1a:

The period covered in this report, unless otherwise noted, ends September 29th (the last day prior to the Effective Date).
As such, no Plan of Reorganization consummation transactions (such as payment of pre-petition liabilities) are shown.

Cash disbursements shown are based on a book basis which consider a disbursement made when a check is issued, as opposed to when a check is presented for payment.

Cash amounts do not include interest on the DIP Loan, which is accrued to the outstanding DIP Loan balance.

Notes to MOR-1b:

All amounts listed represent the bank balances as of September 29th (the last day prior to the consummation of the Plan).

Copies of the bank statements and cash disbursement journals were not included with the MOR but are available upon request.

Notes to MOR-2/3:

The Income Statement shown on MOR-2 and Balance Sheet shown on MOR-3 cover activity through September 29th
(the last day prior to the Effective Date) and as such exclude reorganization-related items such as relief of debt.

The cash amount shown on MOR-3 varies from the bank cash balance shown on MOR-1b due to deposits in transit.

The unaudited condensed financial statements as of and for the one month ended September 29, 2014 have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain information and notes normally included in financial statements prepared in accordance with GAAP have been omitted. The unaudited condensed financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the financial results for the interim period.

The Income Statement reflects revenue and expenses that directly correspond to the debtor legal entity, USEC Inc., and does not include non-debtor affiliates and subsidiaries.

The Balance Sheet shows the amounts immediately prior to consummation of the Plan of Reorganization.

The Balance Sheet reflect assets, liabilities, and stockholders equity that directly correspond to the debtor legal entity,
USEC Inc., and does not include non-debtor affiliates and subsidiaries.

MOR NOTES

In re USEC Inc.
Case No.	14-10475 (CSS)
Reporting Period:	29-Sep-14

Federal Tax I.D. #	52-2107911

Notes to the Monthly Operating Report

Notes to MOR-4:

The tax accrual, payments and ending liabilities reflect the period through September 30th and thus may include post-emergence activity.

USEC Inc. received an order which allows the payment of pre-petition taxes. The tax walkforward will reflect both pre-petition and post-petition taxes.

USEC Inc. does not expect to be required to make any federal or state income tax payments.

USEC Inc. files tax returns and makes tax payments periodically. The tax returns and related payments will be made available upon request.

USEC Inc. is current on all post petition payments other than disputes that arise in the ordinary course of business and amounts expected to be but not yet authorized for payment by the Bankruptcy Court.

Due to the volume of activity the detailed listing of aged post petition payables is not included.

The post petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system and does not include accruals for invoices not yet received or approved.

Notes to MOR-5:

Accounts receivable represents amounts due from Oak Ridge National Laboratory for the American Centrifuge
Demonstration and Operation (ACTDO) agreement.

Notes to MOR-6:

Interest on the Debtor-in-Possession (DIP) Facility and Secured Intercompany Loan are accrued to the loan balance and do not result in a cash payment.

Notes to MOR-7:

USEC Inc. has received orders that allow payment of certain pre-petition liabilities such as employee benefits and employee expense reimbursement.

The DIP Lender is the Debtor's non-debtor affiliate, United States Enrichment Corporation subsidiary.
Funding was provided under the DIP during the month (amount shown on Schedule MOR-1a).

In September 2014, the Debtor made property tax payments to the City of Oak Ridge based on property reported on assessment dates in the pre-petition period.

		MOR-1a

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:	29-Sep-14

	Federal Tax I.D. #	52-2107911

Schedule of Cash Receipts and Disbursements
(000's)
		TIME PERIOD:
		9/1/2014 - 9/29/2014

Debtor	Activity	Amounts
USEC Inc.	Beginning Total Cash (Bank Balance)	$7,998
	Less: Outstanding Checks & Bank Adjustments	(702)
	Beginning Total Cash (Book Balance)	$7,296

	Receipts
	DOE RD&D Reimbursement	—
	ORNL ACTDO Receipts	6,742
	Asset Proceeds	—
	Other Receipts	4,085
	Total Operating Receipts	10,827

	Disbursements (book basis)
	Headquarters Payroll & Benefits	(3,295)
	Headquarters Overhead	(680)
	Headquarters Outside Services	(154)
	ACP Payroll & Benefits	(2,912)
	ACP Machine Technology & Operations	(1,565)
	ACP Manufacturing, EPC and PETE	(5,464)
	Total Operating Disbursements	(14,069)

	Non-Operating Items:
	Professional Fees	(632)
	Interest	—
	Other (Utility Deposit)	—
	Total Non-Operating Disbursements	(632)

	Total Disbursements	(14,700)

	Funding Activities:
	Cash funding provided by draws on DIP:	8,000
	Cash payments on DIP	(10,826)
	Cash payments on Pre-Petition Secured Loan	—
	Total Funding Activities	(2,826)

	Total Change in Cash	(6,699)

	Ending Cash (Book Balance)	597
	Plus: Bank Adjustment, Timing & Bank Interest	—
	Plus: Outstanding Checks	677
	Ending Cash (Bank Balance)	1,275

			MOR-1b

In re USEC Inc.
	Case No.		14-10475 (CSS)
	Reporting Period:		29-Sep-14

	Federal Tax I.D. #		52-2107911

Bank Account Information
(000's)

Legal Entity	Bank	Bank Account	Bank Balance
USEC Inc.	JP Morgan Chase	XX6272	$1,050
USEC Inc.	JP Morgan Chase	XX5349	$0
USEC Inc.	JP Morgan Chase	XX4574	$0
USEC Inc.	JP Morgan Chase	XX6241	$175
USEC Inc.	JP Morgan Chase	XX7309	$0
USEC Inc.	Merrill Lynch	XX3365	$0
USEC Inc.	JP Morgan Chase	XX2733	$50

Total USEC Bank Account Balances, per statements			$1,275

			MOR-2
In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	29-Sep-14
		Federal Tax I.D. #	52-2107911

Statement of Operations (Income Statement)
(000's)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	USEC Inc.
	14-10475 (CSS)
Revenue
Separative Work Units	—
Uranium	—
U. S. Government Contracts and Other	6,742
Revenue	6,742

Cost of Sales
Separative Work Units
Production Costs	—
Purchase Costs	—
Change in Inventory	—
Non Production Pension Expense	—
	—
ARO Accretion Expense	—
Uranium	—
U. S. Government Contracts and Other	5,398
Cost of Sales	5,398

Gross Profit
Separative Work Units	—
Uranium	—
U. S. Government Contracts and Other	1,344
Gross Profit	1,344

Gross Margin %	—

Special Charges	(1,832)
Advanced Technology Costs	5,023
Selling, General and Administrative	3,452
Other (Income) Expense, Net	74
Intercompany Cost Recovery	(3,732)
Operating Income (Loss)	(1,641)

Interest Expense	6,667
Preferred Stock Financing Costs	—
Interest (Income)	(3)
Reorganization Costs	1,345
Income (Loss) from Continuing Ops before Taxes	(9,650)
Provision (benefit) for Income Taxes	—
Net Income (Loss)	(9,650)
Equity in earnings (Loss) of non-filing entities	3,166
NET INCOME (LOSS) ATTRIBUTABLE TO USEC INC.	(6,484)

			MOR-3
In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	29-Sep-14

		Federal Tax I.D. #	52-2107911

Balance Sheet
(000's)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

	USEC Inc.
	14-10475 (CSS)
ASSETS		LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT ASSETS		CURRENT LIABILITIES
Cash and cash equivalents	1,900	Short-term debt (DIP)	13,200
Short-term investments	—	Accounts payable and accrued liabilities	23,800
Accounts receivable		Total Current Liabilities	37,000
Customers	—
ORNL/DOE	6,700	OTHER LIABILITIES
Total Receivables	6,700	Postretirement health and life benefit obligations	—
Inventories		Pension benefit liabilities	23,900
Separative work units	—	Deferred revenue and advances	—
Uranium	—	Other liabilities	24,400
Uranium provided by customers	—	Total Other Liabilities	48,300
Materials & Supplies	200
Total Inventories	200	LIABILITIES SUBJECT TO COMPROMISE	1,001,300

Deferred Costs Related to Deferred Revenue	—	TOTAL LIABILITIES	1,086,600
Receivable from non-filing entity	—
Other	11,300	STOCKHOLDERS' EQUITY
Total Current Assets	20,100	Common stock, par value $.10 per share	500
		Excess of capital over par value	153,900
PROPERTY, PLANT AND EQUIPMENT		Treasury stock	(38,800)
Construction work in progress	—	Accumulated other comprehensive income (Loss)	(70,400)
Leasehold improvements	1,700	Equity in Subsidiary	472,900
Machinery & equipment	8,400	Retained earnings	(1,080,200)
	10,100	Total Stockholders' Equity	(562,100)
Less: Accumulated depreciation & amortization	(8,600)
Property, Plant and Equipment, Net	1,500	TOTAL LIABILITIES &
		STOCKHOLDERS' EQUITY	524,500
OTHER ASSETS
Investment in non-filing entity	473,500
Deposit for surety bonds	29,400
Total Other Assets	502,900

TOTAL ASSETS	524,500

						MOR-4

In re USEC Inc.
					Case No.	14-10475 (CSS)
				Reporting Period:		29-Sep-14

				Federal Tax I.D. #		52-2107911

Status of Post-petition Taxes
			(000's)

USEC Inc.			Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal Taxes
Withholding			$—	$548	$(548)	$—
FICA-Employee			—	206	(206)	—
FICA-Employer			763	137	(201)	699
Unemployment			6	—	—	6
Income			—	—	—	—
Other:			—	—	—	—
Total Federal			$769	$891	$(955)	$705

State & Local
Withholding			$10	$118	$(115)	$13
Unemployment			—	—	—	—
Sales			(1)	23	(23)	(1)
Excise			—	—	—	—
Real Property			—	—	—	—
Personal Property			—	—	—	—
Other: Income			(19)	—	—	(19)
Other: Gross Receipts			21	11	—	32
Other: Franchise			12	15	—	27
Total State and Local			$23	$167	$(138)	$52

TOTAL Taxes			$792	$1,058	$(1,093)	$757

Summary of Unpaid Post-petition Debts (See Notes to the MOR)
			(000's)

	Days Past Due
	Current	1-30	31-60	61-90	>91	Total
USEC Inc.	$633	$52	$208	$—	$(2)	$891

		MOR-5

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:	29-Sep-14

	Federal Tax I.D. #	52-2107911

Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(000's)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Accounts Receivable Reconciliation		Amount
Total Accounts Receivable (Net) at the beginning of the reporting period		$6,797
+ Amounts billed during the period		6,742
- Amounts collected during the period		(6,742)
Total Accounts Receivable (Net) at the end of the reporting period		$6,797

Accounts Receivable Aging		Amount
Current		$6,797
0 - 30 days old		$0
31 - 60 days old		$0
61 - 90 days old		$0
91+ days old		$0
Total Accounts Receivable		$6,797
Contractual Allowance / Uncollectible		$0
Accounts Receivable (Net)		$6,797

			MOR-6

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	29-Sep-14

		Federal Tax I.D. #	52-2107911

Payments to Professionals

Professionals
Name	Amount Paid During Month	Total Paid to Date
AKIN GUMP STRAUSS HAUER AND FELD LLP	$—	$663,271
HOULIHAN LOKEY CAPITAL INC	150,312	901,552
LOGAN AND CO INC	49,672	271,451
BABCOCK & WILCOX (Reimbursement for EA Advisors & Baker Botts)	—	602,239
TOSHIBA AMERICA NUCLEAR ENERGY CORP (Reimbursement for GLC & Morrison Foerster)	—	325,851
US TRUSTEE	—	40,400
AP SERVICES LLP	—	1,857,670
LATHAM & WATKINS LLP	271,465	1,299,463
RICHARDS LAYTON & FINGER	—	204,925
YOUNG CONAWAY STARGATT AND TAYLOR LLP	—	486,848
LAZARD FRERES AND CO LLC	160,060	681,587
PRICEWATERHOUSECOOPERS LLP	—	334,885
KPMG LLP	—	59,286
MORRISON AND FOERSTER LLP	—	69,175
MORRIS NICHOLS ARSHT AND TUNNELL LLP	—	13,824
GLC ADVISORS AND CO LLC	—	304,971

Total Payments to Professionals	$631,509	$8,117,400

Post Petition Secured Notes Adequate Protection Payments

Name of Creditor	Amount Paid During Month
United States Enrichment Corporation - DIP[1]	$164,535
United States Enrichment Corporation - Secured Intercompany[1]	472,117

Total Payments	$636,652
(1) Interest on the DIP and Secured Intercompany Loan is charged to the loan and is not a cash payment

MOR-7

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	29-Sep-14

		Federal Tax I.D. #	52-2107911

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X